EXHIBIT 25.1



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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|

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                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

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                      DAIMLERCHRYSLER MASTER OWNER TRUST
              (Exact name of obligor as specified in its charter)

Delaware                                                   38-3523542
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

27777 Inkster Road
Farmington Hills, Michigan                                 48334
(Address of principal executive offices)                   (Zip code)

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                      Auto Dealer Loan Asset Backed Notes
                      (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                                Address
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     Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
     New York                                   10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                                10045

     Federal Deposit Insurance Corporation      Washington, D.C.  20429

     New York Clearing House Association        New York, New York  10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of June, 2003.


                                          THE BANK OF NEW YORK


                                          By:    /S/  STACEY POINDEXTER
                                              -----------------------------
                                              Name:   STACEY POINDEXTER
                                              Title:  ASSISTANT TREASURER

Item 16. Exhibit 7

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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $4,706,760
   Interest-bearing balances...........................                                            4,418,381
Securities:
   Held-to-maturity securities.........................                                              954,049
   Available-for-sale securities.......................                                           16,118,007
Federal funds sold in domestic offices.................                                              460,981
Securities purchased under agreements to
   resell..............................................                                              837,242
Loans and lease financing receivables:
   Loans and leases held for sale................                                                    765,097
   Loans and leases, net of unearned
     income...............31,906,960
   LESS: Allowance for loan and
     lease losses............798,223
   Loans and leases, net of unearned
     income and allowance..............................                                           31,108,737
Trading Assets.........................................                                            6,969,387
Premises and fixed assets (including capitalized
   leases).............................................                                              823,932
Other real estate owned................................                                                  660
Investments in unconsolidated subsidiaries and
   associated companies................................                                              238,412
Customers' liability to this bank on acceptances
   outstanding.........................................                                              307,039
Intangible assets......................................
   Goodwill............................................                                            2,003,150
   Other intangible assets.............................                                               74,880
Other assets...........................................                                            5,161,558
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Total assets...........................................                                          $74,948,272
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                                                  Exh. 7-1




LIABILITIES
Deposits:
   In domestic offices.................................                                          $33,108,526
   Noninterest-bearing.......................13,141,240
   Interest-bearing..........................19,967,286
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           22,650,772
   Noninterest-bearing..........................203,426
   Interest-bearing..........................22,447,346
Federal funds purchased in domestic
  offices..............................................                                              513,773
Securities sold under agreements to repurchase.........                                              334,896
Trading liabilities....................................                                            2,673,823
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................                                              644,395
Bank's liability on acceptances executed and
   outstanding.........................................                                              308,261
Subordinated notes and debentures......................                                            2,090,000
Other liabilities......................................                                            5,584,456
                                                                                                 -----------
Total liabilities......................................                                          $67,908,902
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Minority interest in consolidated
   subsidiaries........................................                                              519,470

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                                    0
Common stock...........................................                                            1,135,284
Surplus................................................                                            1,056,295
Retained earnings......................................                                            4,208,213
Accumulated other comprehensive income.................                                            (120,108)
Other equity capital components........................                                                    0
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Total equity capital...................................                                            6,519,900
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Total liabilities minority interest and equity capital.                                          $74,948,272
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                                                  Exh. 7-2

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                        Thomas J. Mastro,
                                                        ----------------
                                    Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                        ---
Thomas A. Renyi            |
Gerald L. Hassell          |             Directors
Alan R. Griffith           |
                           |
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                                   Exh. 7-3